                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

2.       SPE I PARTNERS, LP

Item                                    Information

Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

3.       SPE MASTER I, LP

Item                                    Information

Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

4.       RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Institutional Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      RBS Investment Management, L.L.C.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     Manager

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                    Information

Name:                                   RBS Investment Management, L.L.C.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     Manager

                                        By:      /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

7.       CRK PARTNERS, L.L.C.

Item                                    Information

Name:                                   CRK Partners, L.L.C.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     Sole Member

                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013

8.       ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 September 30, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:      /s/ Edward S. Lampert
                                                 -------------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    October 2, 2013